                    SCHEDULE 14A INFORMATION
        Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934
                       (Amendment No. __)
Filed by the Registrant    /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:
/X/      Preliminary Proxy Statement
/ /      Confidential, for Use of the Commission
         Only (as permitted by Rule 14a-6(e)(2))
/ /      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                      Norwest Select Funds
-----------------------------------------------------------------
        (Name of Registrant as Specified In Its Charter)
-----------------------------------------------------------------
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/X/      No fee required.
/ /      Fee computed on table below per Exchange Act Rule 14a-
         6(i)(4) and 0-11.

         (1)  Title of each class of securities to which
         transaction applies:
-----------------------------------------------------------------
         (2)  Aggregate number of securities to which transaction
         applies:
-----------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
-----------------------------------------------------------------
         (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
         (5)  Total fee paid:
-----------------------------------------------------------------
/ /      Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:
         (2)  Form, Schedule or Registration Statement No.:
         (3)  Filing Party:
         (4)  Date Filed:

















































                                2
47180160.DG0

                                                      PRELIMINARY

                      NORWEST SELECT FUNDS

                       Two Portland Square
                     Portland, Maine  04101
                  _____________________________

            NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                  _____________________________


To the Shareholders of Norwest Select Funds:

         Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Intermediate Bond Fund, Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund (the "Funds"), the four series of Norwest Select Funds (the "Trust"), will be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on May 15, 1997 at 10:00 a.m. Eastern Time. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

For shareholders of all Funds:

    1. To elect the Trustees of the Trust, each to hold office until his successor is duly elected and qualified.

    2. To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending December 31, 1997.

For shareholders of Income Equity Fund and ValuGrowth Stock Fund:

    3. To approve an amendment to the Fund's investment objective.

         The Board of Trustees of the Trust has fixed the close of business on [February 25, 1997] as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment or adjournments thereof.
Fortis Financial Group has fixed the close of business on [May __, 1997] as the last day for which voting instructions from owners of variable annuity contracts may be accepted, subject to any adjournment or adjournments of the Meeting.

                             By order of the Board of Trustees,


                             David I. Goldstein
                             Vice President and Secretary


Portland, Maine
[DATE] 1997

YOUR VOTE IS IMPORTANT NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED.

                                                      PRELIMINARY

                      NORWEST SELECT FUNDS


                       Two Portland Square
                      Portland, Maine 04101

                  _____________________________

                         PROXY STATEMENT
                  _____________________________

                 Special Meeting of Shareholders
                   To Be Held on May 15, 1997

         This Proxy Statement is furnished to shareholders of Intermediate Bond Fund, Income Equity Fund, ValuGrowth Stock Fund and Small Company Stock Fund (the "Funds"), the four series of the Trust, and to variable annuity contract owners who beneficially own interests therein, in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Norwest Select Funds (the "Trust"), a Delaware business trust, to be voted at the Special Meeting of Shareholders of the Trust to be held at the offices of Forum Financial Services, Inc. ("Forum"), Two Portland Square, Portland, Maine 04101 on April 30, 1997 at 10:00 a.m. Eastern time (the "Meeting"), and any adjournment thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The following table summarizes the proposals upon which the shareholders are being requested to vote (the "Proposals") and indicates which shareholders are entitled to vote on each Proposal.

          Proposal                            Fund

1.  To elect the Trustees of the       All Funds, voting together
    Trust

2.  To ratify the selection of the     All Funds, voting together
    independent auditors of the
    Funds

3.  To amend the Fund's investment     Income Equity Fund and
    objective                          ValuGrowth Stock Fund,
                                       voting separately by Fund

         The solicitation of proxies is made primarily by the mailing of this Proxy Statement and [the accompanying form of voting instruction request] on or about April ___, 1997. The Trust will furnish, upon request and without charge, to each person to whom the Proxy Statement is delivered, a copy of each Fund's Annual Report to Shareholders dated December 31, 1996. To request copies, please telephone Norwest Bank Minnesota, N.A. ("Norwest"), the investment adviser and transfer agent of the Trust, at 800-338-1348. The solicitation may also include telephone or oral communications by the officers of the Trust or by regular employees of Norwest, Forum or their affiliates. Currently, neither Norwest nor the Trust has engaged a proxy solicitation firm. Norwest may determine in the future to engage a proxy solicitation firm, at its own expense.

         The Trust is a registered, open-end, management investment company whose shares of beneficial interest are divided into four separate series (collectively, the "Shares"). Shares may be voted in person at the Meeting or by proxy. Each whole Share is entitled to one vote and each fractional Share is entitled to a proportionate fractional vote. All properly executed proxies received prior to the Meeting will be voted at the Meeting, and any adjournment thereof, in accordance with the instructions marked thereon or otherwise provided therein.

         The Board has fixed the close of business on [February 25, 1997] as the record date for determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. As of February 25, 1997, all of the outstanding Shares were held either by separate accounts ("Separate Accounts") of Fortis Insurance Benefits Company ("Fortis") or by Forum, which provided initial capital to the Funds. Shares are currently sold only to Separate Accounts of Fortis to serve as the investment medium for variable annuity contracts. Shares held by Fortis in each Separate Account will be voted by Fortis based on properly executed voting instruction requests received from the owners of the Separate Account ("Account Owners") having a voting interest in one or more of the Funds. Fortis has fixed the close of business on May __, 1997 as the last day for which voting instructions from Contract Owners may be accepted, subject to any adjournment or adjournments of the Meeting. Shares held in Separate Accounts for which no voting instruction is received in time to be voted and Shares which are owned by Forum will be voted by Fortis or Forum, as appropriate, in the same proportion as the Shares held by the Separate Accounts for which voting instructions are received.

         Unless instructions to the contrary are marked, proxies received will be voted FOR the election of each nominee for Trustee and FOR the approval of each other Proposal applicable to the shareholder [and Fortis will vote voting instruction requests received FOR the election of each nominee for Trustee and FOR the approval of each other Proposal applicable to the Account Owner.] A proxy may be revoked by a shareholder at any time prior to the exercise thereof by giving written notice to Norwest, the Trust's transfer agent, at 733 Marquette Avenue, Minneapolis, Minnesota 55479-0040, by signing and mailing another proxy of a later date or by personally casting a vote at the Meeting. [A voting instruction request may be revoked by an Account Owner at any time prior to [DATE] by giving written notice to [Fortis] or by signing and mailing another voting instruction request of a later date.] In completing proxies or voting instruction requests, shareholders and Account Owners should be aware that checking the box labeled ABSTAIN with respect to a Proposal will result in the Shares covered by the proxy or voted by Fortis in accordance with the voting instructions of the Account Owner being treated as if they were voted AGAINST the Proposal.

         If sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies or voting instructions with respect to those Proposals. An adjournment with respect to a Proposal will require the affirmative vote of a majority of Shares entitled to vote on the Proposal represented in person or by proxy at the Meeting. In that case, the persons named as proxies will vote all proxies that they are entitled to vote FOR such an adjournment; provided, however, any proxies required to be voted against a Proposal will be voted AGAINST an adjournment with respect to that Proposal. [Fortis will vote all voting instruction requests that they are entitled to vote FOR an adjournment; provided, however, any voting instruction request required to be voted against a Proposal will be voted AGAINST an adjournment with respect to that Proposal.] In the event of any adjournment, the Trust will continue to solicit proxies [and Fortis will continue to solicit voting instructions] for Shares on Proposals for which the Meeting has been adjourned.

         As used herein, the term "1940 Act Majority" means, with respect to any vote by a Fund's shareholders, the affirmative vote of the lesser of: (i) 67% or more of the Shares present or represented by proxy at a Meeting; or (ii) more than 50% of the outstanding Shares.

                          PROPOSAL ONE
                      ELECTION OF TRUSTEES

         Shareholders of all Funds, voting together, are entitled to vote on Proposal One. Approval of this Proposal with respect to a Trustee requires the affirmative vote of the holders of a plurality of the outstanding Shares voting at the Meeting. It is proposed that shareholders elect each current Trustee and Mr. McCune (the "nominees").

         At the Meeting, all of the nominees will be elected to serve until their successors are elected and qualified. The nominees are listed in the table below. Messrs. Brown, Burkhardt, Harris, Keffer and Leach are current Trustees of the Trust and have been Trustees of the Trust since the inception of the Trust. Messrs. Willeke and Penny are current Trustees of the Trust and were each elected by the other members of the Board at meetings of the Board held on July 24-25, 1995 and October 1, 1995, respectively. Mr. McCune is not currently a Trustee of the Trust, but was nominated by the Board (subject to shareholder approval) at a meeting of the Board held on January 28, 1997.

         Each nominee has consented to serve or continue to serve as a Trustee if elected. The Board knows of no reason why any of the nominees would be unable to serve, but in the event a nominee is unable to serve, the proxies received will be voted for such substitute nominee or nominees as the Board may recommend.

         Certain information regarding each nominee is provided below, including a description of his principal occupation and business experience for the last five years. Messrs. Brown, Keffer and McCune (identified by an asterisk in the following table) are "interested persons" of the Trust as defined in the 1940 Act. Mr. Brown is an interested person of the Trust by virtue of his ownership of stock of the parent of Norwest, and Mr. Keffer is an interested person by virtue of his position with Forum Financial Services, Inc., distributor of the Shares of the Trust. Mr. McCune is an interested person by virtue of his position with Norwest Investment Services, Inc., an affiliate of Norwest.

Robert C. Brown, Age 65, Trustee*

    Director, Federal Farm Credit Banks Funding Corporation and Farm Credit System Financial Assistance Corporation since February 1993. Prior thereto, he was Manager of Capital Markets Group, Norwest Corporation, a multi-bank holding company and parent of Norwest, until 1991.

Donald H. Burkhardt, Age 70, Trustee

    Principal of The Burkhardt Law Firm.

James C. Harris, Age 76, Trustee

    President and sole Director of James C. Harris & Co., Inc. (a financial consulting firm). Mr. Harris is also a liquidating
    Trustee and former Director of First Midwest Corporation (a small business investment company).

John Y. Keffer, Age 54, Chairman and President*

    President and owner, Forum Financial Services, Inc. (a registered broker-dealer), Forum Administrative Services Limited Liability Company (a mutual fund administrator), Forum Financial Corp. (a registered transfer agent) and other companies within the Forum Financial Group of companies. Mr. Keffer is a Director, Trustee and/or officer of various registered investment companies for which Forum Financial Services, Inc., or its affiliates, serves as manager, administrator or distributor.

Richard M. Leach, Age 63, Trustee

    President of Richard M. Leach Associates (a financial consulting firm) since 1992. Prior thereto, Mr. Leach was Senior Adviser of Taylor Investments (a registered investment adviser), a Director of Mountainview Broadcasting (a radio station) and Managing Director of Digital Techniques, Inc. (an interactive video design and manufacturing company).

John S. McCune, age 51, nominee*

    President, Chief Executive Officer and Director of Norwest Investment Services, Inc. (a registered broker-dealer) since 1991. Mr. McCune also serves as a member of the Municipal Securities Rulemaking Board and is a member of the American Bankers Association and Sales Managers Association.

Timothy J. Penny, Age 45, Trustee

    Senior Counselor to the public relations firm of Himle-Horner since January 1995 and Senior Fellow at the Humphrey
    Institute, Minneapolis, Minnesota (a public policy organization) since January 1995. Prior thereto, Mr. Penny was the Representative to the United States Congress from Minnesota's First Congressional District.

Donald C. Willeke, Age 56, Trustee

    Principal of the law firm of Willeke & Daniels.

         During the Trust's fiscal year ended December 31, 1996, the Board met four times. [All] of the Trustees attended each meeting. The Board has established a Nominating Committee and an Audit Committee, each of which is composed of Trustees who are not interested persons of the Trust (the "Independent Trustees"). Messrs. Harris, Leach, Burkhardt, Willeke and Penny are the current members of those committees. The Nominating Committee selects all Independent Trustees for nomination to the Board and did not meet during the fiscal year ended December 31, 1996. The nomination of Mr. McCune was approved by the Board at the regular meeting of the Board held on January 28, 1997. The Nominating Committee accepts nominations from shareholders of the Trust. Such nominations should be submitted to the Committee in care of the Secretary of the Trust. The Audit Committee selects the Trust's independent auditors and meets to discuss the scope of the auditors' engagement and to review the financial statements of the Trust and the results of the auditors' examination thereof. The Audit Committee met [three] times during the fiscal year ended December 31, 1996; all of the committee members attended each meeting. The Board has also established a Valuation Committee comprised of Messrs. Brown and Keffer. The Valuation Committee did not meet during the fiscal year ended December 31, 1996.

TRUSTEE COMPENSATION:

         Each Trustee is paid by the Trust a quarterly retainer fee of $5,000 for the Trustee's service to the Trust and to Norwest Advantage Funds, a separate registered open-end management investment company for which each Trustee serves as trustee. In addition, each Trustee is paid $3,000 for each regular Board meeting attended (whether in person or by electronic communication) and is paid $1,000 for each Committee meeting attended on a date when a Board meeting is not held. Also, each Trustee is paid $1,000 for each telephonic Board meeting participated in that is not a regular meeting. Trustees are also reimbursed for travel and related expenses incurred in attending those meetings. Mr. Keffer is not compensated, and, if elected as a Trustee, Mr. McCune would not be compensated in connection with serving as Trustee. No officer of the Trust is compensated by the Trust.

         Mr. Burkhardt, Chairman of the Trust's and Norwest
Advantage Fund's Audit Committees, receives additional compensation of $6,000 from the Trust and Norwest Advantage
Funds, allocated pro rata between the Trust and Norwest Advantage
Funds based upon relative net assets, for his services as Chairman.

         The following table provides the aggregate compensation paid to the Trustees of the Trust by the Trust and by the Trust and Norwest Advantage Funds, combined. Norwest Advantage Funds has a May 31 fiscal year end. Information is presented for the twelve-month period ended December 31, 1996, the most recent fiscal year end of the Trust. Information regarding the total compensation paid by the Trust and Norwest Advantage Funds is presented for the twelve-month period ended May 31, 1996, the most recent fiscal year end of Norwest Advantage Funds.

                                           Total Compensation
                 Total Compensation        From the Trust and
                   From the Trust         Norwest Advantage Funds

Mr. Brown           $_______                 $29,000
Mr. Burkhardt       $_______                 $36,250
Mr. Harris          $_______                 $28,000
Mr. Leach           $_______                 $33,000
Mr. Penny           $_______                 $16,000
Mr. Willeke         $_______                 $30,000

Neither the Trust nor Norwest Advantage Funds has adopted any form of retirement plan covering Trustees or officers. For the twelve-month period ended May 31, 1996, expenses of the Trustees totaled $30,408, and expenses of the trustees of Norwest
Advantage Funds totaled $27.

         Set forth below is certain information as to Trustees of the Trust who owned beneficially any class of securities of Norwest Corporation as of February 6, 1997.

Title or Class          Name of                  Number
of Securities           Beneficial Owner         of Shares
Norwest Corporation     Robert C. Brown          29,116

         As of February 6, 1997, no Trustee of the Trust owned any Shares of any Fund.

         The Board recommends that the shareholders vote FOR the election of each of the nominees as Trustee of the Trust.

                          PROPOSAL TWO

             RATIFICATION OF SELECTION OF KPMG PEAT
        MARWICK LLP AS INDEPENDENT AUDITORS OF THE TRUST

         Shareholders of all Funds, voting together, are entitled to vote on Proposal Two. Approval of this Proposal requires the approval of a majority of the outstanding Shares of the Trust.

         The Board of Trustees recommends that the shareholders of the Funds ratify the selection of KPMG Peat Marwick LLP ("KPMG") to audit the accounts of the Funds for the fiscal year of each Fund ending December 31, 1997. Their selection was approved by a unanimous vote, cast in person, at a meeting of the Board held on July 29-30, 1996. KPMG has audited the accounts of the Trust since the inception of the Trust. KPMG does not have any direct or indirect financial interest in the Trust or any Fund of the Trust. A representative of KPMG will have, telephonically, the opportunity to make a statement and to respond to appropriate questions from the shareholders, during the Meeting.

         The Board recommends that the shareholders vote FOR
Proposal Two.

                         PROPOSAL THREE

             APPROVAL OF AN AMENDMENT TO THE FUND'S
                      INVESTMENT OBJECTIVE

Shareholders of Income Equity Fund and ValuGrowth Stock Fund (the
"Funds"), voting separately by Fund, are entitled to vote on this Proposal. Approval of this Proposal requires a 1940 Act
Majority.

INTRODUCTION

         Each Fund's investment objective is a concise statement of the Fund's aim or goal. Norwest and Forum propose to amend the Funds' investment objectives to simplify them and/or to eliminate provisions that are investment policies. Listed below are the current and proposed objectives for each Fund.

                        Current Investment            Proposed Investment
Fund                    Objective                     Objective

Income Equity Fund      Provide both long-term        Provide long-term
                        capital appreciation in       capita appreciation
                        line with that of the         consistent with above-
                        overall equity securities     average dividend income.
                        markets and above-average
                        dividend income.

ValuGrowth Stock Fund   Seek capital appreciation     Provide long-term
                        by investing in a             capital appreciation.
                        diversified portfolio of
                        common stock and securities
                        convertible into common stock
                        which may be rated or unrated.


         The effect of the proposed amendments on each Fund is described below.

         Income Equity Fund. The proposed amendment would clarify the Fund's emphasis on providing long-term capital appreciation consistent with above-average dividend income. The amendment would not affect the manner in which the Fund's assets currently are managed.

         ValuGrowth Stock Fund. The proposed amendment would simplify the Fund's objective. Forum and Norwest propose to eliminate the statements of investment policy set forth in the Fund's investment objective. The Fund would continue to have a non-fundamental policy of investing primarily, and normally would expect to have substantially all, of its assets invested in common stock and convertible securities and would otherwise invest in accordance with the policies currently stated in its Prospectuses. Non-fundamental policies may be changed by the Board without shareholder approval. Approval of this proposal would not affect the manner in which the Fund's assets currently are managed.


The Board recommends that shareholders vote FOR Proposal Three.

                          OTHER MATTERS

         Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.


              SHAREHOLDERS AS OF FEBRUARY 25, 1997

         As of February 25, 1997, the Trust had [______] outstanding shares, and the number of outstanding Shares of each Fund was: Intermediate Bond Fund, [_______]; Income Equity Fund,
[_______]; ValuGrowth Stock Fund, [_______]; and Small Company
Stock Fund, [_____].

         Set forth below is certain information as to all persons known to the Trust who owned of record or beneficially 5% or more of a Fund's outstanding shares as of February 25, 1997.

         [INSERT 5% SHAREHOLDER INFORMATION]

         As of February 25, 1997, no Trustee, nominee for
Trusteeship or executive officer of the Trust owned beneficially securities of any class of any Fund of the Trust.


                      OFFICERS OF THE TRUST

         Certain information regarding each officer of the Trust is provided below, including the officer's name, age, position at the Trust and business experience for the last five years, and the date since which the officer has held his or her position.

Information regarding Mr. Keffer, the President of the Trust since 1993, is provided in Proposal One.

Richard C. Butt, 41, Vice President, Assistant Secretary and
  Treasurer since 1996.

    Managing Director, Forum Financial Services, Inc., with which he has been associated since May 1996. Prior thereto, from December 1994 to April 1996 Mr. Butt was a Director of the Financial Services Consulting Practice, KPMG Peat Marwick LLP. From November 1993 to August 1994, Mr. Butt was President of 440 Financial Distributors, Inc. a mutual fund administrator and distributor, and prior thereto was Senior Vice President of 440 Financial Group, Inc. Mr. Butt is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

David I. Goldstein, 35, Vice President and Secretary since 1993.

    Managing Director and General Counsel, Forum Financial Group, with which he has been associated since 1991. Prior thereto, Mr. Goldstein was associated with the law firm of Kirkpatrick & Lockhart LLP. Mr. Goldstein is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Sara M. Clark, 33, Vice President and Assistant Treasurer since 1994.

    Managing Director, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Clark was Controller of Wright Express Corporation (a national credit card company). Ms. Clark is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Thomas G. Sheehan, 42, Vice President and Assistant Secretary since 1994.

    Managing Director and General Counsel, Forum Financial Group, with which he as been associated since 1993. Prior thereto, Mr. Sheehan was Special Counsel to the Division of Investment Management of the Securities and Exchange Commission. Mr. Sheehan is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Catherine S. Wooledge, 54, Assistant Secretary since 1997.

    Counsel, Forum Financial Group, with which she has been associated since 1996. Prior thereto, from September 1994 to 1996, Ms. Wooledge was associated with the law firm of Morrison & Foerster. From September 1993 to September 1994, Ms. Wooledge was associate corporate counsel at Franklin Resources, Inc. (a registered investment adviser and mutual fund manager, distributor and transfer agency company).
    Prior thereto, Ms. Wooledge was associated with the law firm of Drinker, Biddle & Reath. Ms. Wooledge is also an officer of various registered investment companies for which Forum Financial Services, Inc. serves as manager, administrator and/or distributor.

Renee A. Walker, 26, Assistant Secretary since 1994.

    Fund Administrator, Forum Financial Services, Inc., with which she has been associated since 1994. Prior thereto, Ms. Walker was an administrator at Longwood Partners (a manager of a hedge fund partnership) for a year. From 1991 to 1993 Ms. Walker was a sales representative at PaineWebber Incorporated (a broker-dealer).

                     ADDITIONAL INFORMATION

         It is anticipated that, following the Meeting, the Trust will not hold any meetings of shareholders except as required by federal or Delaware law. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send proposals to the Secretary of the Trust, David I. Goldstein, in care of Forum, Two Portland Square, Portland, Maine 04101.

       YOU ARE URGED TO FILL IN, DATE AND SIGN AND RETURN
                   THE ENCLOSED PROXY PROMPTLY

                             By Order of the Board of Trustees,


                             David I. Goldstein
                             Vice President and Secretary











                               11
47180160.DG0

Norwest Select Funds - Intermediate Bond Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Intermediate Bond Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on May 15, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposal Two.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on May 15, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on Proposal Two, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhardt, James C. Harris, John
Y. Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending
December 31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Select Funds - Income Equity Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Income Equity Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on May 15, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposals Two and Three.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on May 15, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on Proposals Two and Three, checking the box labeled
ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhardt, James C. Harris, John
Y. Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending
December 31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve an amendment in the Fund's investment objective.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Select Funds - ValuGrowth Stock Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of ValuGrowth Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on May 15, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposals Two and Three.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on May 15, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on Proposals Two and Three, checking the box labeled
ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhardt, James C. Harris, John
Y. Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending
December 31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

PROPOSAL THREE: To approve an amendment in the Fund's investment objective.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN

Norwest Select Funds - Small Company Stock Fund

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

         Revoking any such prior appointments, the undersigned appoints Catherine S. Wooledge, Thomas G. Sheehan and David I. Goldstein (or if any one shall act, then that one) proxies with power of substitution to vote all of the shares of Small Company Stock Fund (the "Fund") registered in the name of the undersigned at the Special Meeting of Shareholders of Norwest Select Funds (the "Trust") to be held at the offices of the Trust's manager and distributor, Forum Financial Services, Inc., Two Portland Square, Portland, Maine 04101 on May 15, 1997, at 10:00 a.m., and at any adjournment or adjournments thereof.

         The Shares of beneficial interest represented by this Proxy will be voted in accordance with the specifications made by the undersigned. If no specifications are made, such Shares will be voted FOR the election of all nominees for Trustee and FOR Proposal Two.

         Receipt is acknowledged of this Proxy Statement for the Special Meeting of Shareholders to be held on May 15, 1997.

Signature   Date

Signature (if Shares held jointly)   Date

PLEASE SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE


In voting on Proposal Two, checking the box labeled ABSTAIN will result in the Shares covered by the Proxy being treated ad if they were voted AGAINST the Proposal.

PROPOSAL ONE: ELECTION OF TRUSTEES

[ ] For all nominees listed below (except as marked to the contrary below)

[ ] WITHHOLD AUTHORITY for all nominees listed below. To withhold authority to vote for any individual nominee, strike a line through the nominee's name.

    Robert C. Brown, Donald H. Burkhardt, James C. Harris, John
Y. Keffer, Richard M. Leach. John S. McCune, Timothy J. Penny and
Donald C. Willeke

PROPOSAL TWO: To ratify the selection of KPMG Peat Marwick LLP as independent auditors of the Trust for the fiscal year ending
December 31, 1997.

[  ] FOR         [  ] AGAINST        [  ] ABSTAIN
















































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